NEITHER THIS WARRANT NOR THE COMMON SHARES OF BENEFICIAL INTEREST ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM AND ARE SUBJECT TO RESTRICTIONS ON EXERCISE AND TRANSFERS SET FORTH HEREIN. ANY WARRANT SHARES ISSUED PURSUANT HERETO WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

SERIES A WARRANT AGREEMENT

To Purchase 250,000 Common Shares of Beneficial Interest of

RAIT FINANCIAL TRUST

As of September 19, 2008

TABLE OF CONTENTS

Page

1.	DEFINITIONS.

1.1	Definitions of Terms.

2.	EXERCISE OF WARRANT.

2.1 2.2 2.3 2.4 2.5 2.6 2.7 2.8	Right to Exercise; Notice. Vesting. Cash Exercise. Conversion. Issuance of Warrant Shares. Effectiveness of Exercise. Fractional Shares. Warrant Share Rights.

3.	REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT OF SECURITIES; LEGENDS.

3.1 3.2 3.3 3.4 3.5 3.6 3.7	Warrant Transferable. Put Option. Restrictions on Transfer. Discretionary Offer of Redemption . Warrant Exchangeable for Different Denominations. Replacement. Legends.

4.	ANTI-DILUTION PROVISIONS.

4.1 4.2 4.3	Adjustment of Number of Shares Purchasable. Adjustment of Exercise Price. Certificates and Notices.

5.	RESERVATION OF SHARES.

6.	VARIOUS COVENANTS.

6.1 6.2 6.3 6.4 6.5	No Impairment or Amendment. Certain Expenses. Financial Information; Inspection Rights. Registration of Warrants and Warrant Shares. Listing On Securities Exchanges.

7.	MISCELLANEOUS.

7.1 7.2 7.3 7.4 7.5 7.6 7.7 7.8 7.9 7.10 7.11 7.12 Exhibits	No Voting Rights; Limitations of Liability.
Waiver or Amendment.
Notices.
Remedies.
Successors and Assigns.
GOVERNING LAW.
SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
Headings.
Entire Agreement; Severability.
Counterparts.
Acknowledgement.
Termination.

Exhibit 1 Exhibit 2	Form of Notice of Exercise Form of Assignment

NEITHER THIS WARRANT NOR THE COMMON SHARES OF BENEFICIAL INTEREST ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM AND ARE SUBJECT TO RESTRICTIONS ON EXERCISE AND TRANSFERS SET FORTH HEREIN. ANY WARRANT SHARES ISSUED PURSUANT HERETO WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

SERIES A WARRANT AGREEMENT

To Purchase 250,000 Common Shares of Beneficial Interest of

RAIT FINANCIAL TRUST

as of September 19, 2008

THIS IS TO CERTIFY that, for value received, CEDRIC LLC, a Delaware limited liability company or its registered assigns or successors (collectively, referred to herein as the “Holder” or “Holders”), is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) to purchase, in the aggregate, 250,000 Common Shares of RAIT FINANCIAL TRUST, a Maryland real estate investment trust (the “Company”), at an initial Exercise Price of $6.00 per share of Common Shares (such Exercise Price and the number of Common Shares purchasable hereunder being subject to adjustment as provided herein), and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions hereinafter set forth.

This Series A Warrant Agreement is one of one or more Warrant Agreements (collectively, the “Warrant Agreement”) entered into in connection with (i) that certain Agency Agreement, dated as of September 19, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Agency Agreement”), between Cedric LLC (“Cedric”), Cedric LLC as calculation agent, and Wilmington Trust Company (“WTC”) and (ii) those certain Repurchase Agreements (as defined below).

1. Definitions.

1.1 Definitions of Terms. Terms used herein without definition which are defined in the Repurchase Agreement have the meanings ascribed to them therein, unless the context clearly requires otherwise. In addition, the terms defined in this Section 1, whenever used and capitalized in this Warrant, have, unless the context otherwise requires, the following respective meanings:

“Accelerated Filer” has the meaning ascribed to it in Rule 12b-2 to the Rules and Regulations under the Securities Exchange Act.

“Accredited Investor” has the meaning ascribed to it in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

“Action” means any legal, administrative, regulatory or other suit, action, claim, audit, assessment, arbitration or other proceeding, investigation or inquiry.

“Affiliate” means as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person; provided, that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company. For purposes of this definition, “control” of a Person (including, with its correlative meanings, “controlled by” and “under common control with”) means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agency Agreement” has the meaning specified in the preamble to this Warrant.

“Assignment” means the Form of Assignment attached as Exhibit 2 to this Warrant.

“Black-Scholes Price” means the value of the Warrant determined by use of the Black-Scholes option pricing model reflecting (a) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the Warrant as of such date such value is determined and (b) an expected volatility equal to (i) the greater of 60% and, to the extent applicable, the 100-day volatility obtained from the historical price volatility function on Bloomberg, or (ii) if, and only if, such value is determined upon exercise of the put option in connection with a failure to register the Registrable Securities in the time allotted pursuant to Section 6.4(a), 66%.

“Bloomberg” has the meaning set forth in Section 1.1 within the definition of “Market Price”.

“Business Day” means any day except a Saturday, a Sunday or other day on which commercial banks in New York are authorized by law to close.

“Change of Control” means the occurrence of any of the following:

(a) a merger, consolidation, reorganization, recapitalization or share exchange (whether or not the Company is the surviving and continuing entity) in which the shareholders of the Company immediately prior to such transaction receive, in exchange for securities of the Company owned by them (whether alone or together with cash, property or other securities), cash, property or securities of the resulting or surviving entity and, as a result thereof, Persons who were holders of voting securities of the Company immediately prior to such transaction hold less than fifty percent (50%) of the equity securities, calculated on a fully diluted basis, of the resulting or surviving entity entitled to vote in the election of directors, managers or similar governing body or otherwise; and

(b) a sale, transfer or other disposition in a single transaction or series of related transactions of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole.

“Common Shares” means the common shares of beneficial interest, par value of $0.01 per share, of the Company and any capital stock into which such common shares of beneficial interest hereafter may be changed.

“Company” has the meaning specified in the preamble to this Warrant.

“Company Competitor” means any Person who is engaged or who has an Affiliate that is engaged in the business of real estate finance or investment in real estate securities, or any other business that is then being conducted by the Company.

“Confidential Information” has the meaning specified in Section 6.3(c).

“Convertible Securities” means evidences of indebtedness, Equity Securities or other securities which are convertible into or exchangeable or exercisable for, with or without payment of additional consideration, Common Shares, either immediately or upon the arrival of a specified date or the happening of a specified event.

“Designated Transferee” has the meaning specified in Section 2.3.

“Effective Date” means December 19, 2008.

“Equity Securities” means, without duplication with any Common Shares or other equity securities, any rights, warrant, options, phantom shares, phantom units, convertible debt instruments and other convertible securities, Purchase Rights or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Shares, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

“Exercise Period” means the period commencing on the Effective Date and terminating on September 19, 2011.

“Exercise Price” means $6.00 per Common Share, as such price may be adjusted pursuant to Section 4.

“Holder” has the meaning specified in the preamble to this Warrant.

“Issuance Agreement” has the meaning specified in Section 4.1(c).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Large Accelerated Filer” has the meaning ascribed to it in Rule 12b-2 to the Rules and Regulations under the Securities Exchange Act.

“Market Price” means, for any security as of any date, the summary volume-weighted average price, rounded to four decimal places, for such security on all reported exchanges during the period beginning at 9:30 a.m., New York City Time, and ending at the closing of such exchange, at or about 4:00 p.m., New York City Time, as reported by Bloomberg, L.P. (or any successor thereto, “Bloomberg”) through its “Volume at Price” functions, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in OTC Bulletin Board or, if unavailable, as reported in the “pink sheets” by the National Quotation Bureau, Inc. If the Market Price for any security as of a date must be calculated for purposes of this Warrant and cannot be calculated on any of the foregoing bases, then the Market Price for such security will be determined as promptly as practicable, but in no event later than fifteen (15) Business Days after such date, in good faith by the Board of Trustees after consulting with a nationally recognized financial advisor appointed to appraise the value of such security.

“Notice of Exercise” means the Form of Notice of Exercise attached as Exhibit 1 hereto.

“Other Securities” means with reference to the exercise privilege of the Holder, any Equity Securities (other than Common Shares) and any other securities of the Company or of any other Person which the Holder at any time shall be entitled to receive, or shall have received, upon the exercise or partial exercise of the Warrant, in lieu of or in addition to Common Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Shares (or Other Securities) pursuant to the terms of this Warrant or otherwise.

“Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, estate, association or other entity or any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Promissory Note” means a promissory note issued by the Company in favor of the Holder pursuant to Section 3.2 (i) payable on the one year anniversary of the Repurchase Date (or the final repurchase or maturity date under any successor agreement); (ii) bearing interest at a fixed rate equal to the greater of (x) 13.5% per annum and (y) 1% higher than the highest per annum rate of interest then payable in respect of any tranche of senior, second lien or subordinated debt of the Company; (iii) secured by the Equity Securities that were the subject of the Put Option for which the Promissory Note is given; and (iv) subordinated to any and all indebtedness for borrowed money of the Company.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, any Issuer Free Writing Prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” means the offer or sale of shares of any Equity Securities subject to an effective registration statement under the Securities Act.

“Purchase Rights” means the Warrant and any other warrant, options or other rights to subscribe for, purchase or otherwise acquire any Common Shares or any Convertible Securities, either immediately or upon the arrival of a specified date or the happening of a specified event.

“Put Notice” has the meaning specified in Section 3.2(b).

“Put Option” has the meaning specified in Section 3.2(a).

“Put Redemption Price” has the meaning specified in Section 3.2(a).

“Registrable Securities” has the meaning specified in Section 6.4(a).

“Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, post-effective amendments, and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Repurchase Agreements” means the Master Repurchase Agreement, dated as of September 19, 2008, between Taberna Loan Holdings I, L.L.C. as seller, and Wilmington Trust Company, as agent for Cedric LLC, as buyer, together with any amendments, annexes, exhibits, schedules or supplements and the Master Repurchase Agreement, dated as of September 19, 2008, between RAIT CRE Holdings, LLC as seller, and Wilmington Trust Company, as agent for Cedric LLC, as buyer, together with any amendments, annexes, exhibits, schedules or supplements.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Subsidiary” means as to any Person, a corporation, partnership, limited liability company or other entity of which (i) a majority of the equity of such entity is owned or (ii) Voting Stock to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned (or the management of which is otherwise controlled), directly or indirectly through one or more intermediaries, or both, by such Person.

“Third Party” means a prospective purchaser of this Warrant or Warrant Shares from the Holder in a bona-fide, arm’s length transaction.

“Transfer” means any sale, transfer or assignment of this Warrant (whether with or without consideration, whether voluntarily or involuntarily or by operation of law) or the acts thereof; provided that in no event shall “Transfer” include the exercise of this Warrant. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

“Voting Stock” means securities of any class or classes of a corporation, limited partnership or limited liability company or any other entity the holders of which are ordinarily, in the absence of contingencies, entitled to vote with respect to the election of corporate directors (or Persons performing similar functions).

“Warrant” means this Warrant, dated the date hereof, of the Company for the issuance of Common Shares, as adjusted herein and any Warrant issued after the date hereof that evidences all or a portion of the Warrant evidenced hereby.

“Warrant Agreement” has the meaning specified in the preamble to this Warrant.

“Warrant Shares” means the Common Shares (and/or Other Securities) issued or issuable, as the case may be, from time to time upon exercise of the Warrant, including, without limitation, any Common Shares (and/or Other Securities) issued or issuable with respect thereto by way of a dividend or split or in connection with a combination of any Common Shares, recapitalization, merger, consolidation, reorganization or otherwise.

2. Exercise of Warrant.

2.1 Right to Exercise; Notice. On the terms and subject to the conditions of this Section 2, the Holder hereof shall have the right, at its option, to exercise this Warrant in whole or in part at any time or from time to time during the Exercise Period, all as more fully specified below, provided that a partial exercise of this Warrant for less than the entire remaining amount of Warrant Shares issuable under this Warrant shall be made only for a whole number of Warrant Shares. In the event that the Holder has submitted a Notice of Exercise on or prior to the last day of the Exercise Period, the exercise of the Warrant as contemplated by such Notice of Exercise shall be permitted hereunder.

2.2 Vesting. (a)  This Warrant will vest and become exercisable with respect to the purchase of (pursuant to Section 2.3), or conversion into (pursuant to Section 2.4), 250,000 Warrant Shares on the Effective Date.

(b) The number of Warrant Shares that the Holder may purchase, or into which this Warrant may be converted, upon exercise of this Warrant is subject to, and may be adjusted pursuant to, the anti-dilution provisions contained in Sections 4.1 through 4.3, regardless of whether this Warrant has vested and become exercisable with respect to the purchase of, or conversion into, any such Warrant Shares.

2.3 Cash Exercise. To exercise any or all of this Warrant, the Holder hereof shall deliver to the Company (a) a Notice of Exercise (substantially in the form of Exhibit 1 attached hereto) duly executed by the Holder hereof (or its attorney) specifying the number of Warrant Shares to be purchased, (b) an amount equal to the aggregate Exercise Price for all Warrant Shares as to which this Warrant is then being exercised, (c) subject to the restrictions set forth in Section 3, in the event all or a portion of the Warrant Shares are to be issued to a Person other than the Holder, the name of the Person which will acquire Warrant Shares in connection with the issuance thereof (such Person, a “Designated Transferee”) together with payment of transfer taxes, if any, and (d) this Warrant. At the option of the Holder hereof, payment of the Exercise Price shall be made (x) by wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose, (y) by bank check from a financial institution in the Automated Clearing House network or other form of immediately available funds payable to the order of the Company, or (z) by any combination of such methods. If all or a portion of the Warrant Shares are to be issued to a Designated Transferee, the exercise of the Warrant for such Warrant Shares shall be considered a proposed Transfer of such Warrant Shares by the Holder to such Designated Transferee and shall be subject to the restrictions on Transfer specified in Section 3 of this Warrant.

2.4 Conversion. Instead of exercising this Warrant pursuant to the terms of Section 2.3, the Holder may elect to convert any or all of this Warrant into Warrant Shares. Upon such election the Holder shall deliver to the Company (A) a Notice of Exercise (substantially in the form of Exhibit 1 attached hereto) duly executed by the Holder hereof (or its attorney) specifying the number of Warrant Shares to be converted, (B) subject to the restrictions set forth in Section 3, the name of any Designated Transferee, and (C) this Warrant. Upon delivery of such items (A) through (C), the Holder, or the Designated Transferee (if any), shall be entitled to receive a number of duly authorized Warrant Shares equal to the quotient of:

(a) the difference between:

(i) the product of (x) the number of Warrant Shares which the Holder, or the Designated Transferee (if any), would be entitled to receive upon exercise of this Warrant for the number of Warrant Shares designated in such conversion notice multiplied by (y) the Market Price of each such Warrant Share so receivable upon exercise.

minus

(ii) the product of (x) the number of Warrant Shares (without giving effect to any adjustments thereof) designated in such conversion notice multiplied by (y) the Exercise Price.

divided by

(b) the average Market Price per Warrant Share which the Holder, or the Designated Transferee (if any), would be entitled to receive upon exercise of this Warrant.

For all purposes of this Warrant (other than Section 2.3), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Warrant Shares in accordance with the terms of this Section 2.4. If all or a portion of the Warrant Shares are to be issued to a Designated Transferee, the exercise of the Warrant for such Warrant Shares shall be considered a proposed Transfer of such Warrant Shares by the Holder to such Designated Transferee and shall be subject to the restrictions on Transfer specified in Section 3 of this Warrant.

2.5 Issuance of Warrant Shares. In the event that at the time of exercise of this Warrant the Common Shares are certificated, then upon receipt of the items referred to in either Sections 2.3 or 2.4, the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, cause to be issued and delivered to the Holder hereof (or its nominee) or the Designated Transferee (if any), a certificate or certificates representing the number of Warrant Shares specified in the Notice of Exercise (but not exceeding the maximum number of Warrant Shares issuable upon exercise of this Warrant if the Warrant is exercised pursuant to Section 2.3 or the number of Warrant Shares the Holder is entitled to receive pursuant to Section 2.4 if the Warrant is exercised pursuant to Section 2.4). Such certificates shall be registered in the name of the Holder hereof (or its nominee) or in the name of such transferee, as the case may be.

If this Warrant is exercised in part, the Company shall issue and deliver to the Holder hereof or the transferee, so designated in the Notice of Exercise, within three (3) Business Days, a new Warrant, materially identical hereto, evidencing the right of the Holder hereof or such transferee to purchase at the Exercise Price then in effect the aggregate number of Warrant Shares for which this Warrant shall not have been exercised and this Warrant shall be cancelled.

The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a Public Offering, a Change of Control or with the sale or Transfer of other Equity Securities of the Company, the exercise of any portion of this Warrant may, at the election of the Holder hereof, be conditioned upon the consummation of such Public Offering or Change of Control or sale or Transfer, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

2.6 Effectiveness of Exercise. Unless otherwise requested by the Holder hereof, this Warrant shall be deemed to have been exercised and such certificate or certificates (if any) representing Warrant Shares shall be deemed to have been issued, and the Holder or Designated Transferee (if any) shall be deemed to have become the holder of record of such Warrant Shares for all purposes, as of the time on the date on which the Notice of Exercise, the Exercise Price and this Warrant shall have been received by the Company.

2.7 Fractional Shares. The Company shall not issue fractional Warrant Shares upon any exercise of this Warrant. As to any fractional Warrant Shares which the Holder hereof would otherwise be entitled to purchase from the Company upon such exercise, the Company shall pay such Holder a cash adjustment for such fraction in an amount equal to the same fraction of the Market Price of a Common Share as of the date of the Notice of Exercise.

2.8 Warrant Share Rights. A Holder of Warrant Shares issued upon the exercise of this Warrant, in whole or in part, shall be entitled to the rights set forth in Section 6.4 only.

3. Registration, Transfer, Exchange and Replacement of Securities; Legends.

3.1 Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon and the other terms and conditions of this Section 3, this Warrant, the Warrant Shares and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit 2 hereto) at the principal office of the Company provided, however, that, unless otherwise stated, any such assignment is conditioned upon such assignee’s execution of an agreement to be bound to this Warrant by executing a joinder hereto.

3.2 Put Option.

(a) Put Option. Subject to the limitations provided in this Section 3.2, (i) upon a Change of Control, (ii) if the Registrable Securities are not registered within the time allotted pursuant to Section 6.4(a), (iii) if the Registrable Securities cease to be subject to an effective registration statement after registration pursuant to Section 6.4 or (iv) if the Common Shares are no longer listed on a national securities exchange or quoted in the NASDAQ System, the Holder will have the option (the “Put Option”), but not the obligation, to sell to the Company its Warrant or any portion thereof at its applicable Black-Scholes Price on the date the Put Option is exercised (the “Put Redemption Price”), and on the terms set forth in Sections 3.2(b) and 3.2(d) below. The Put Option may be exercised as to any portion of a Warrant.

(b) Exercise. The Put Option may be exercised only by the Holder delivering written notice of exercise to the Company specifying the Warrant to be sold (the “Put Notice”). The Company shall be obligated to purchase and redeem from the Holder, and the Holder shall be obligated to sell to the Company, the Warrants required to be Transferred pursuant to the exercise of the Put Option within twenty (20) Business Days of the Company’s receipt of the Put Notice, unless performance by the Company is limited by Section 3.2(c). If performance by payment in cash does become so limited, then at the Holder’s sole option, either (i) the Company shall deliver a Promissory Note for the prohibited portion of the Put Redemption Price, or (ii) the Holder shall revoke the exercise of the Put Option at such time and retain the Warrant that are the subject of such Put Notice, all of which will remain subject to all of the rights and obligations contained in this Warrant Agreement, including this Section 3.2.

(c) Put Option Limitations. The Put Option available to the Holder pursuant to this Section 3.2 shall at all times be subject to limitations under the Repurchase Agreements (or, if the Repurchase Agreements have been refinanced, any successor agreements). Nothing herein shall require the Company to honor a Put Option in cash if such would result in a breach of the Repurchase Agreements (or, if the Repurchase Agreements have been refinanced, any successor agreements). In such case, and if the Holder so selects pursuant to Section 3.2(b), in lieu of honoring the Put Option in cash, the Company shall deliver a Promissory Note as contemplated by Section 3.2(b).

(d) Closing. If the Put Option is exercised, the closing of the required Transfer shall occur on or before the twentieth (20th) Business Day following delivery of the Put Notice or on such other date as the Company and the Holder may agree. At the closing, the Company shall pay the Holder the Put Redemption Price, by wire transfer in immediately available funds to an account specified by the Holder, or, if the Holder elects pursuant to Section 3.2(b), by the issuance of a Promissory Note if required by Section 3.2(c). The Holder shall execute such instruments and other documents as reasonably requested by the Company to evidence the sale, provided that:

(i) the Company shall bear any and all reasonable costs or expenses incurred by the Holder in connection with the Transfer to which this Section 3.2 applies;

(ii) the Holder shall not be required to make any representations or warranties in connection with such Transfer other than representations and warranties as to (i) the Holder’s ownership of the Warrant to be Transferred free and clear of all liens and encumbrances, (ii) the Holder’s power and authority to effect such Transfer, and (iii) such matters pertaining to compliance with securities laws as the Company may reasonably require, except that the Company may not require that the Holder be an Accredited Investor; and

(iii) any indemnity obligations of the Holder shall relate solely to representations and warranties described in Section 3.2(d)(ii) above and shall be in an amount no greater than the Put Redemption Price.

3.3 Restrictions on Transfer. The Holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant, and upon exercise hereof will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. If such Holder acquires this Warrant pursuant to an exemption under the Securities Act, then such Holder further represents, by acceptance hereof, that, as of this date, such Holder is an Accredited Investor and has had the opportunity to ask questions and receive answers concerning the Company, the Warrants and the offering thereof from the Company. Each delivery of an Exercise Notice shall constitute confirmation at such time by the Holder of the representations set forth in this Section 3.3. Each Warrant or Warrant Share issued upon such Transfer shall bear the restrictive legend set forth in Section 3.6, unless in the opinion of counsel to the Company such legend is not required in order to ensure compliance with the Securities Act or any state securities law. Notwithstanding anything to the contrary contained herein, the Holder may Transfer any Warrant Shares registered under and in accordance with the Securities Act.

3.4 Discretionary Offer of Redemption . To the extent that it is reasonably practicable, and in the sole discretion of the Holder, prior to the Transfer of any Warrant to an unaffiliated third-party, the Holder shall discuss with the Company the possibility of the Company redeeming such Warrant and the terms on which any such redemption may occur.

3.5 Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrant of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrant will represent such portion of such rights as is designated by the Holder at the time of such surrender. The Company shall promptly, but in any case no longer than five (5) Business Days after such surrender, provide the Holder with any such new replacement Warrant upon surrender of this Warrant to the Company by the Holder. The date the Company initially issues this Warrant will be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexplored and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the “Warrant.”

3.6 Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

3.7 Legends. Neither this Warrant nor any Warrant Shares may be Transferred or assigned unless registered under the Securities Act or unless an exemption from such registration is available. Until the date on which this Warrant is sold pursuant to an effective registration statement covering this Warrant under the Securities Act, each Warrant shall bear a legend in substantially the following form:

“NEITHER THIS WARRANT NOR THE COMMON SHARES OF BENEFICIAL INTEREST ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM AND ARE SUBJECT TO RESTRICTIONS ON EXERCISE AND TRANSFERS SET FORTH HEREIN. ANY WARRANT SHARES ISSUED PURSUANT HERETO WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH HEREIN.”

Until the date on which any Warrant Share is sold pursuant to an effective registration statement covering such Warrant Share under the Securities Act, each certificate (if any) evidencing Warrant Share shall bear a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM AND IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE WARRANT AGREEMENT DATED SEPTEMBER 19, 2008. A COPY OF THIS WARRANT SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

4. Anti-Dilution Provisions.

4.1 Adjustment of Number of Shares Purchasable.

(a) Adjustment of Number of Warrant Shares upon Exercise. Upon any adjustment of the Exercise Price as provided in Section 4.2, the Holder hereof shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Common Shares (calculated to the nearest 1/100th of a share of Common Shares) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Common Shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(b) Upon Settlement regarding Preemptive Rights. In the event that the Company shall be required to issue any Equity Securities to any of its existing shareholders arising out of any rights of first offer, preemptive rights or similar rights triggered by the issuance of this Warrant, then the number of Warrant Shares issuable hereunder shall be increased by a number of Warrant Shares equal to the product of 0.00385 and the number of Equity Securities issued to such shareholder as a result of such rights.

(c) Upon Breach of Capitalization Representation. In the event that a breach of the capitalization representation set forth in Section 2.2 of that certain Warrant Issuance Agreement (the “Issuance Agreement”), dated as of the date hereof, by and between the Company and the Holder results in the Company having more Equity Securities (other than options, phantom shares, phantom units, convertible debt instruments or other securities convertible into Common Shares outstanding on the date hereof) than the number set forth in the Issuance Agreement, then the number of Warrant Shares issuable hereunder shall be increased, without duplication, by a number of Warrant Shares equal to the product of (x) 0.00385 and (y) the difference between the number of Equity Securities (other than options, phantom shares, phantom units, convertible debt instruments or other securities convertible into Common Shares outstanding on the date hereof) actually outstanding on the date hereof and either, (i) the number of Equity Securities (other than options, phantom shares, phantom units, convertible debt instruments or other securities convertible into Common Shares outstanding on the date hereof) set forth in Section 2.2 of the Issuance Agreement, if no previous adjustment has been made pursuant to this Section 4.1(c) or (ii) the last aggregate number of Equity Securities (other than options, phantom shares, phantom units, convertible debt instruments or other securities convertible into Common Shares outstanding on the date hereof) used in calculating an adjustment to the number of Warrant Shares pursuant to this Section 4.1(c), if any.

4.2 Adjustment of Exercise Price. The Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.2.

(a) Dividends, Subdivisions and Combinations. If and whenever the Company subsequent to the date hereof:

(i) declares a dividend upon, or makes any distribution in respect of, any Common Shares, payable in Common Shares, Convertible Securities or Purchase Rights, or

(ii) subdivides its outstanding Common Shares into a larger number of Common Shares, or

(iii) combines its outstanding Common Shares into a smaller number of Common Shares,

then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding Common Shares immediately prior to such event, and (B) the denominator of which shall be the total number of outstanding Common Shares immediately after such event.

(b) Reorganization, Reclassification or Recapitalization of the Company; Dividends and Distributions. If and whenever subsequent to September 19, 2008 the Company shall effect (i) any reorganization or reclassification or recapitalization of any Common Shares (or any other Equity Securities of the Company) (other than in the cases referred to in Section 4.2(a)), (ii) any consolidation or merger of the Company with or into another Person, (iii) the sale, transfer or other disposition of the property, assets or business of the Company as an entirety or substantially as an entirety, (iv) any dividend or distribution or (v) any other transaction (or any other event shall occur) (each such transaction hereinafter referred to as a “Dissemination”) and as a result of such Dissemination the holders of Common Shares become entitled to receive any Equity Securities or other securities and/or property (excluding cash) with respect to or in exchange for the Common Shares, then, upon exercise of this Warrant, the Holder of this Warrant shall receive thereof (in lieu of or in addition to the Warrant Shares theretofore deliverable, as appropriate) the highest number of Equity Securities or Other Securities and/or the greatest amount of such property to which the Holder would have received if this Warrant had been exercised immediately prior to such Dissemination (or the applicable record date therefor).

The Company shall make equitable, written adjustments in the application of the provisions herein set forth so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any Equity Securities or Other Securities or other property thereafter deliverable in respect of and/or upon exercise of the Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement of the Company and/or the successor entity, as applicable, for the benefit of the Holder, which agreement shall bind the Company and/or the successor entity, as applicable.

(c) Change of Control. The Company shall not enter into or be party to a Change of Control unless the successor entity assumes in writing all of the obligations of the Company under this Warrant in accordance with this Section 4.2(c). Upon the occurrence of any Change of Control, the successor entity (if other than the Company), shall succeed to, and be substituted for (so that from and after the date of such Change of Control, the provisions of this Warrant referring to the “Company” shall refer instead to the successor entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such successor entity had been named as the Company herein. The provisions of this Section shall apply equally to successive Changes of Control or such other events and shall be applied without regard to any limitations on the exercise of this Warrant.

(d) Other Dilutive Events. If any other transaction or event (other than those explicitly referred to in this Section 4.2) that has the same or substantially similar effect as those explicitly referred to in this Section 4.2 occurs after September 19, 2008 as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment to the Exercise Price or to any of the other terms of this Warrant would not fairly protect the purchase rights and other rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in connection with any such transaction or event, and in each such case, upon request from the Holder or Holders representing at least a majority of the Warrant Shares obtainable upon exercise of the Warrants then outstanding, the Board of Trustees shall in good faith determine (after consulting with a nationally recognized financial advisor) and make those adjustments necessary to preserve the essential intent and principles established in this Section 4, necessary to preserve, without dilution, the rights represented by this Warrant.

(e) Record Date. If the Company shall take a record of the holders of the Common Shares for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Shares, Convertible Securities or Purchase Rights or (ii) to subscribe for or purchase Common Shares, Convertible Securities or Purchase Rights, then all references in this Section 4 to the date of the issue or sale of Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

(f) Shares Outstanding. For purposes of this Section, the number of Common Shares deemed to be outstanding at any given time shall not include Common Shares held by the Company or any Subsidiary of the Company.

(g) Maximum Exercise Price. At no time shall the Exercise Price exceed the amount set forth in the first paragraph of the preamble of this Warrant except as a result of an adjustment thereto pursuant to Section 4.2(a)(iii) or 4.2(b).

(h) Application. All subdivisions of this Section 4.2 are intended to operate independently of one another. If a transaction or an event occurs that requires the application of more than one subdivision, all applicable subdivisions shall be given independent effect (but without duplication of adjustment).

4.3 Certificates and Notices.

(a) Adjustments to Exercise Price. As promptly as practicable (but in any event not later than three (3) Business Days) after the occurrence of any event requiring any adjustment under this Section 4 to the Exercise Price and/or the number of Warrant Shares issuable upon exercise hereof (or to the number or kind of securities or other property deliverable upon the exercise of this Warrant), the Company shall, at its expense, deliver to the Holder of this Warrant either (i) an officers’ certificate or (ii) a certificate signed by a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and the number of Common Shares or other securities purchasable upon exercise of this Warrant after giving effect to such adjustment. The certificate of any such firm of accountants shall be conclusive evidence of the correctness of any computation made under this Section 4.

(b) Effect of Failure. Failure to give any certificate or notice, or any defect in any certificate or notice required under this Section 4.3 shall not affect the rights of the Holder to any adjustment pursuant to Sections 4.1 or 4.2 or the legality or validity of the adjustment of the Exercise Price or the number of Warrant Shares purchasable upon exercise of this Warrant.

5. Reservation of Shares. The Company has reserved and at all times after the date hereof will reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, such number of Common Shares (and/or Other Securities) equal to the number of Common Shares (and/or Other Securities) purchasable upon the exercise of this Warrant. All such Common Shares (and/or Other Securities) shall be duly authorized and, when issued upon exercise of this Warrant in accordance with the terms hereof, will be validly issued and fully paid and nonassessable and not subject to preemptive rights on the part of any other Person. The Company shall take all such actions as may be necessary to assure that all such Common Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic national securities exchange upon which Common Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

6. Various Covenants.

6.1 No Impairment or Amendment. The Company shall not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such reasonable action as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable Warrant Shares, (b) will use reasonable best efforts to obtain and maintain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction as may be necessary to enable the Company to perform its obligations under this Warrant, and (c) will not enter into any agreement, or undertake any obligations or limitations on its actions, the terms of which would have the direct effect of preventing the Company from honoring its obligations hereunder.

So long as any Warrant or Warrant Shares are outstanding, upon request of any Holder of any such security, the Company will acknowledge in writing, in form reasonably satisfactory to such Holder, the continued validity of the Company’s obligations hereunder.

6.2 Certain Expenses. The Company shall pay all reasonable expenses in connection with the initial issuance of this Warrant and any Warrant Shares.

6.3 Financial Information; Inspection Rights.

(a) Financial Information. The Company shall deliver or otherwise make available to the Holder, (a) not later than forty-five (45) days after the close of each of the Company’s first three fiscal quarters in any given fiscal year, copies of its most recent quarterly unaudited financial statements prepared in accordance with GAAP and on a basis consistent with prior periods, and (b) within ninety (90) days after the close of each of the Company’s fiscal years, copies of the most recent audited annual financial statements, certified by independent public accountants of recognized standing and prepared in accordance with GAAP and on a basis consistent with prior periods.

(b) Inspection Rights. From and after the date hereof and until such time as Cedric LLC or one of its Affiliates no longer holds this Warrant or any portion thereof, upon prior notice and at Cedric LLC’s or such Affiliate’s expense, the Company shall permit representatives of Cedric LLC or such Affiliate to visit and inspect any of its properties and examine and make abstracts from any of its books and records during customary business hours and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers and employees of the Company and its Subsidiaries and with its independent certified public accountants. Cedric LLC’s or such Affiliate’s rights in this Section 6.3(b) may be exercised through any agent, representative or employee designated by such Holder.

(c) Confidentiality. The Holder will keep all information provided under Section 6.3(a) and (b) and any other non-public information obtained from the Company or any of its representatives (“Confidential Information”) confidential and will not disclose to any Person or use any Confidential Information otherwise than in connection with Holder’s ownership of this Warrant and the Warrant Shares unless and to the extent that such Confidential Information:

(i) is disclosed by the Holder to a proposed Transferee in connection with a proposed Transfer by the Holder; provided that, prior to any disclosure of Confidential Information in connection with such proposed Transfer, the Holder shall have obtained from such proposed Transferee and delivered to the Company a duly executed confidentiality agreement relating to such Confidential Information on terms and conditions identical to those set forth in this Section 6.3(c) and the Transferee is not a Company Competitor;

(ii) is disclosed by the Holder to one or more Affiliates;

(iii) is required to be disclosed by law, or pursuant to valid legal process or order of a court, as reasonably determined by Holder on advice of counsel, or is disclosed in a tax or regulatory audit;

(iv) is or becomes generally known to and available for use by the public otherwise than as a result of the act or omission to act of such Holder; or

(v) was obtained by such Holder on a nonconfidential basis prior to receipt by the Holder of such Confidential Information from the Company.

(d) Required Disclosure. In the event Holder reasonably determines on advice of counsel that it is required by law, valid legal process or order of a court of competent jurisdiction to disclose any Confidential Information, the Holder shall, other than with respect to securities filings or similar public disclosures and to the extent permitted by law or regulation and to the extent practicable, promptly notify the Company so that the Company can seek a protective order or take other appropriate action at the Company’s sole expense. Other than with respect to securities filings or similar public disclosures, (i) the Holder will reasonably cooperate in the Company’s efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information, and (ii) if, in the absence of a protective order, the Holder is, on advice of counsel, directed or otherwise compelled as a matter of law to disclose any Confidential Information to any third party, the Holder may disclose to the third party compelling disclosure only the part of such Confidential Information as is required by law to be disclosed, as reasonably determined by Holder on advice of counsel (in which case, prior to such disclosure, the Holder will use commercially reasonable efforts to advise and consult with the Company and its counsel as to such disclosure and the nature and wording of such disclosure) and the Holder will use its reasonable efforts to obtain confidential treatment therefor and the Company will reimburse the Holder for its reasonable out-of-pocket costs, including, without limitation, legal fees, incurred in connection therewith. In the event the Holder violates any provision of Section 6.3(d) or (e), then the Company shall not thereafter be required to deliver to the Holder the information specified in Section 6.3(a) or (b). Notwithstanding the immediately preceding sentence, the Holder whose information rights have been suspended in accordance with the preceding sentence shall have the right to receive the information specified in Sections 6.3(a) and (b) if, and only if, the Holder desires to sell for value its Warrant or the Warrant Shares to a third party that is not a Company Competitor and the prospective purchaser requests such information in connection with the Transfer of such Warrant or Warrant Shares; provided, however, that such prospective purchaser shall as a condition precedent to receiving any such information execute and deliver to the Company a confidentiality agreement in a form reasonable satisfactory to the Company.

(e) The Holder’s rights set forth in Sections 6.3(a) and (b) shall be suspended for as long as the Company is required to file reports with the SEC under Sections 12(g) or 15(d) of the Securities Exchange Act and is reasonably current in filing any required report with the SEC.

6.4 Registration of Warrants and Warrant Shares.

(a) Within ninety (90) days of September 19, 2008, the Company shall, at its own expense, use its best efforts (subject to compliance with federal and applicable blue sky securities laws) to register under and in accordance with the provisions of the Securities Act (a) the resale of the Warrants, (b) the resale of the Warrant Shares received by the initial Holder of this Warrant upon exercise and (c) the issuance of Warrant Shares to the Holder of a registered Warrant (the “Registrable Securities”); provided that if the SEC reviews either registration statement, such 90-day deadline shall be extended until the completion of any such review SEC review process and the Company shall use its best efforts to cause such registration statement to be declared effective as promptly as practicable.

(b) From and after the time the Registrable Securities become subject to an effective registration statement pursuant to Section 6.4(a), (i) the Company shall use its best efforts to maintain the registration of such Registrable Securities until the one year anniversary of the end of the Exercise Period.

6.5 Listing On Securities Exchanges. If Common Shares are listed on a national securities exchange or quoted in the NASDAQ System, then the Company will use its best efforts to procure at its sole expense the listing of all Warrant Shares upon issuance on all stock exchanges on which the Common Shares are then listed, and maintain the listing or quotation of such Warrant Shares after issuance.

7. Miscellaneous.

7.1 No Voting Rights; Limitations of Liability. This Warrant will not entitle the Holder hereof to any voting rights or other rights as an equity holder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of the Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

7.2 Waiver or Amendment. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holders representing at least a majority of the Warrant Shares obtainable upon exercise of the Warrants then outstanding; provided that no such amendment or action may increase the Exercise Price or decrease the number of Warrant Shares or change the class of stock obtainable upon exercise of any Warrant without the written consent of each Holder of such Warrant.

7.3 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile, electronic mail or Portable Document Format transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three (3) Business Days after being deposited in the mails, postage prepaid, (c) in the case of delivery by facsimile transmission, when sent and receipt has been electronically confirmed or (d) in the case of electronic mail or Portable Document Format transmission, upon the sender’s receipt of an acknowledgement from the intended recipient, such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment (provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient), addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

The Company:

RAIT Financial Trust

2929 Arch Street, 17th Floor

Philadelphia, PA 19104

Attention: Chief Legal Officer

Fax: (215) 243-9039

Email: rlicht@raitft.com

with a copy to:

Ledgewood

1900 Market Street

Philadelphia, PA 19103

Attention: J. Bauer Whittlesey

Fax: (215) 735-2513

Email: jbw@ledgewood.com

Cedric LLC, as Holder:

Cedric LLC

c/o Angelo Gordon & Co.

245 Park Avenue

New York, NY 10167

Attention: Mr. David Roberts

Fax:

Email:

with a copy to:

Cadwalader, Wickersham & Taft LLP

227 West Trade Street, Suite 2400

Charlotte, NC 28202

Attention: Steven N. Cohen

Fax: (704) 348-5200

Email: steven.cohen@cwt.com

Subsequent Holders:

to the address provided in the Form of Assignment.

7.4 Remedies. The Company stipulates that the remedies at law of the Holder or Holders of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant may not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. No remedy conferred in this Warrant on the holder of any Warrant is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any other agreement, document or instrument or now or hereafter existing at law or in equity or by statute or otherwise.

7.5 Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company, the Holder or Holders of this Warrant to the extent provided herein, and shall be enforceable by such Holder or Holders, except that the Company may not assign or transfer any of its rights or obligations under this Warrant Agreement without the prior written consent of each Holder (and any such purported assignment or transfer by the Company without such consent of each Holder shall be null and void).

7.6 GOVERNING LAW. THIS WARRANT AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

7.7 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) THE COMPANY AND THE HOLDER HEREBY AGREE TO THE NON–EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY AND THE HOLDER HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND THE HOLDER HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE COMPANY AND THE HOLDER AND THEIR AFFILIATES, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS WARRANT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

7.8 Headings. The table of contents to and headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

7.9 Entire Agreement; Severability. This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

7.10 Counterparts. This Warrant Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

7.11 Acknowledgement. The Company and Holder each hereby acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Warrant Agreement.

7.12 Termination. This Warrant shall terminate and be of no further force and effect as of the first anniversary of the end of the Exercise Period, if not earlier terminated in writing by the Company and the Holder.

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed as an instrument under seal by its duly authorized officer as of the date first above written.

RAIT FINANCIAL TRUST,
a Maryland real estate investment trust
By:	/s/ Jack E. Salmon

Name: Jack E. Salmon
Title: CFO
Acknowledged and Agreed:
CEDRIC LLC
By:	/s/ Joseph R. Wekselblatt_______________

Name: Joseph R. Wekeselblatt
Title: CFO

Exhibit 1

FORM OF NOTICE OF EXERCISE

(To be executed only upon partial or full exercise

of the within Warrant)

The undersigned registered holder of the within Warrant irrevocably exercises the within Warrant for and [purchases/converts the Warrant into]      Common Shares of RAIT FINANCIAL TRUST (the “Company”) [and herewith makes payment therefor in the amount of $     ,] all [at the price,] in the manner and on the terms and conditions specified in the within Warrant, and, if the Common Shares are certificated, requests that a certificate (or      certificates in denominations of      Common Shares) for such Common Shares hereby be [purchased/converted into] issued in the name of and delivered to (choose one) (a) the undersigned or (b)      , whose address is      and, if such Common Shares shall not include all the Warrant Shares issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of Warrant Shares not being [purchased/converted into] hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b)      , whose address is      . If the issuance of such Warrant Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), then the undersigned assignee represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, is acquiring the Warrant Shares for its own account and not with a view towards, or for resale in connection with, the public sale and distribution of the Warrant Shares, except pursuant to sales registered or exempt under the Securities Act.

Dated:

[ ]

By

(Signature of Registered Holder)

By

(Signature of Assignee)

Address:

NOTICE: The signature on this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

Exhibit 2

FORM OF ASSIGNMENT

(To be executed only upon the assignment

of the within Warrant)

FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto      , whose address is      , all of the rights of the undersigned under the within Warrant, with respect to      Common Shares of RAIT FINANCIAL TRUST and, if such Common Shares shall not include all the Warrant Shares issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of Warrant Shares not being transferred hereunder be issued in the name of and delivered to [choose one] (a) the undersigned or (b)      , whose address is      , and does hereby irrevocably constitute and appoint      Attorney to register such transfer on the books of RAIT FINANCIAL TRUST maintained for the purpose, with full power of substitution in the premises. If the resale of the within Warrant is not registered under the Securities Act of 1933, as amended (the “Securities Act”), then the undersigned assignee represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, is acquiring the Warrant Shares for its own account and not with a view towards, or for resale in connection with, the public sale and distribution of the Warrant Shares, except pursuant to sales registered or exempt under the Securities Act.

Dated:	—
[______________________________________]
By:
(Signature of Registered Holder)
By:
(Signature of Assignee)
Address:
NOTICE:	The signature on this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.